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                                                                   EXHIBIT 10.08

                                 AMENDMENT TO
                           COVENANT NOT TO COMPETE


        THIS AMENDMENT TO COVENANT NOT TO COMPETE is entered into between WESTERN COUNTRY CLUBS, INC., a Colorado Corporation (hereafter referred to as Beneficiary), and Clarence O. Bond, Jack E. McMurrough and Ada L. Bond (hereafter collectively referred to as Competitor).

        WHEREAS, Competitor and Beneficiary previous executed a Covenant Not to Compete to be effective on November 1, 1994, and

        WHEREAS, Competitor and Beneficiary desire to amend their prior covenant and to memorialize their agreement,

        Now, therefore, in consideration of the payment of One dollar ($1.00) and other good and valuable consideration, Competitor and Beneficiary agree to amend the Covenant Not to Compare as follows: the term of the period of non-competition shall be for fifteen(15) years beginning on November 1, 1994. Competitor and Beneficiary also agree that all other terms of the covenant not to compete except for the amendment to the period of non-competition shall remain the same.

        Wherefore, we have signed our names below.

                                "BENEFICIARY"

                                WESTERN COUNTRY CLUBS, INC.
Beneficiary's Address:
1601 West Evans
Denver, Co. 80223               By: /s/ TROY LOWRIE
                                   ----------------------------------------
                                   Troy Lowrie, President

                                "COMPETITOR"

                                /s/ CLARENCE O. BOND
                                -------------------------------------------
                                Clarence O. Bond

Competitor's Address:
4903 McLeod Evans
Denver, CO 80223